VALIC COMPANY I
Supplement dated June 25, 2004 to Prospectus dated October 1, 2003
This Supplement supercedes any previous supplements.

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company I funds. The page numbers and funds below may not be the same as in the prospectus for your product.

Page 14, Growth Fund. The Board approved a reorganization whereby the Growth Fund will transfer all of its assets and liabilities to the Blue Chip Growth Fund in exchange for shares of the Blue Chip Growth Fund, subject to approval by the shareholders of the Growth Fund. Shareholders of record of the Growth Fund as of a date to be determined shall vote on the proposed reorganization at a special meeting of shareholders to be held on or about August 26, 2004.

Before the meeting, shareholders of the Growth Fund as of the record date will receive a combined prospectus/proxy statement containing information about the proposed reorganization and information about the Blue Chip Growth Fund. If the shareholders of the Growth Fund approve the reorganization, the Growth Fund will liquidate by transferring all of its assets and liabilities to the Blue Chip Growth Fund. Immediately after the closing of the reorganization, a shareholder of the Growth Fund will receive shares of the Blue Chip Growth Fund equal in value to the shares of the Growth Fund owned by that shareholder immediately prior to the reorganization. The closing of the reorganization is proposed to take place subsequent to the shareholder meeting.

Page 36, Small Cap Fund, Investment Sub-Advisers. Delete the current investment sub-advisers and replace with the following:
T. Rowe Price Associates, Inc. ("T. Rowe Price") American Century Investment Management, Inc. ("American Century") Franklin Portfolio Associates, LLC ("Franklin")

Page 36, Small Cap Fund, Investment Strategy. The first paragraph of "Investment Strategy" is deleted and replaced in its entirety with the following: The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000 Index or the S&P Small-Cap 600 Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000 and S&P Small-Cap 600 Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of both the Russell 2000® Index and the S&P SmallCap 600 Index are both subject to change. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

The sixth paragraph of "Investment Strategy" is deleted and replaced in its entirety with the following: T. Rowe Price, American Century and Franklin each manage a portion of the assets of the Fund. As of June 21, 2004, T. Rowe managed approximately 50% of the assets of the Fund and American Century and Franklin each managed approximately 25% of the assets of the Fund.

Page 37, Small Cap Fund, Performance Information. Delete the first paragraph of "Performance Information" and replace with the following: Effective June 21, 2004, the Small Cap Fund will transition from the current benchmarks of the Russell 2000® Index and Russell 2000® Growth Index to the Russell 2000® Index. The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000® Index and Russell 2000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Delete the performance table and replace with the following:
As of December 31, 2002 The Fund Russell 2000® Index Russell 2000® Growth Index	1 Year -23.38% -20.48% -30.26%	Since Inception (12/11/2000) -15.99% -8.98% -21.25%

Page 44, Value Fund, Investment Sub-Adviser. Delete the current investment sub-adviser and replace with the following: OppenheimerFunds, Inc. ("Oppenheimer").

Page 44, Value Fund, Investment Objective. Delete the current investment objective and replace with the following: The Fund seeks capital appreciation.

Page 44, Value Fund, Investment Strategy. Replace the last sentence of the second paragraph with the following:
In addition to the common stock described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers (up to 25%) and exchange traded funds (including SPDRs).

Pages 73 and 74, About the Series Company Management. Delete references to Founders Asset Management LLC.

Page 74, About the Series Company Management, American Century. Add the "Small Cap Fund" to the list of funds that American Century Investment Management, Inc. ("American Century") serves as subadviser. In addition, add the following disclosure regarding American Century's management of the Small Cap Fund: The daily management of a portion of the assets of the Small Cap Fund will be managed by American Century using a team of portfolio managers. The portfolio managers on the investment team are as follows: John Schniedwind, a Senior Portfolio Manager who has been with American Century since 1982; William Martin, a Senior Portfolio Manager who has been with American Century since 1989; and Matti von Turk, a Portfolio Manager since 2000 and employee of American Century since 1995.

Page 74, About the Series Company Management. Insert the following after the paragraph describing American Century:

Small Cap Fund

Franklin Portfolio Associates, LLC ("Franklin")
One Boston Place, 29th Floor, Boston, Massachusetts 02108.

Franklin has been managing assets on behalf of institutional clients since 1982. As of December 31, 2003, Franklin had approximately $21.3 billion in assets under management. Franklin is an indirect wholly-owned subsidiary of Mellon Financial Corporation and has no affiliation to Franklin/Templeton Group of Funds or Franklin Resources, Inc.

A team of investment professionals at Franklin, led by John S. Cone, its Chief Executive Officer and President, will be involved in the investment management of the portion of the assets of the Small Cap Fund allocated to Franklin. Mr. Cone, a Portfolio Manager, has been with Franklin since its inception in 1982. Mr. Cone received a M.S. degree from the Krannert Graduate School of Management at Purdue University and a B.A. from Rice University.

Value Fund

OppenheimerFunds, Inc. ("Oppenheimer")
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Oppenheimer has been an investment adviser since 1960. As of December 31, 2003, Oppenheimer had more than $150 billion in assets under management.

Day-to-day decisions and management of the Value Fund's portfolio will be made by Christopher Leavy. Mr. Leavy is the head of Oppenheimer's Value Equity Investment Team and Portfolio Manager for its Value Fund. Mr. Leavy also co-manages other Oppenheimer Funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter (from 1997). Mr. Leavy received a B.A. from Trinity University.

Page 74, About the Series Company's Management, AIG SunAmerica Asset Management Corp. ("SAAMCo"). The disclosure contained in the second paragraph is deleted in its entirety and replaced with the following: The Large Cap Growth Fund is managed by a team supervised by Francis D. Gannon. The Growth & Income Fund is managed by Mr. Gannon and Steven A. Neimeth. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Nueberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

Page 77, Account Information, Buying and Selling Shares. This section is supplemented to include the offering of shares of the Funds to qualified pension and retirement plans (previously defined as a "Plan") outside of a separate account context. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund.

Page 77, Account Information. Replace the "How Shares are Valued" section with the following: The net asset value per share ("NAV") for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each of the Fund's holdings by the number of such Fund's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Directors (the "Board"), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities of other situations, for example, when a particular foreign market is closed but the Fund is open. The Series Company uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.